UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2007

TELEFLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer identification no.)
incorporation or organization)

155 South Limerick Road,
Limerick, Pennsylvania		19468
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (610) 948-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 29, 2007, Teleflex Incorporated (the “Company”) completed the sale of its Teleflex Aerospace Manufacturing Group (“TAMG”). TAMG met the criteria for reporting as discontinued operations under Statement of Financial Accounting Standards (“SFAS”) no. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) to report TAMG as discontinued operations pursuant to the requirements of SFAS No. 144 for the three years ended December 31, 2006, December 25, 2005 and December 26, 2004, including Management’s Discussion and Analysis of Financial Condition and Results of Operations. This presentation has no effect on the Company’s previously reported net earnings (see exhibit 99.1).
In compliance with SFAS No. 144, the Company has previously reported revenues, expenses and gains (losses) on the disposition of TAMG as income from discontinued operations in the quarter and three months ended April 1, 2007 and the quarter and six months ended July 1, 2007 (and the comparable periods of the prior years) in its Quarterly Reports on Form 10-Q (the “Form 10-Q”). In addition to reporting discontinued operations in the Statements of Income and Cash Flows the assets and liabilities of TAMG have been reported as assets held for sale in accordance with SFAS No. 144 in the Company’s balance sheets as of April 1, 2007 and July 1, 2007 also included in the Form 10-Q’s.
In accordance with SFAS No. 144, retroactive reclassification of the assets as held for sale at the balance sheet date is not required. Accordingly no adjustments for assets held for sale have been made to the balance sheets for December 31, 2006 and December 25, 2005 as originally reported in the Form 10-K and also presented herein.
All other items of the Form 10-K not presented herein remain unchanged. The Company has not updated matters in the Form 10-K except to the extent expressly provided above.
Set forth in Exhibit 99.1 attached hereto are updated consolidated financial statements and selected financial information with respect to the operations of the Company for the years presented in the Form 10-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEFLEX INCORPORATED

By:	/s/ Jeffrey P. Black
Jeffrey P. Black
Chairman and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Kevin K. Gordon
Kevin K. Gordon
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

By:	/s/ CHARLES E. WILLIAMS
Charles E. Williams
Corporate Controller and Chief Accounting Officer
(Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data.

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